UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

November 21, 2005
Date of report (Date of earliest event reported)

LIGHTING SCIENCE GROUP CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-20354	23-2596710
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

2100 McKinney Avenue, Suite 1555, Dallas, Texas 75201
(Address of principal executive offices)

(214) 382-3630
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b) Departure of Directors or Principal Officers; Appointment of Principal Officers

On November 21, 2005, Robert McMonigle announced his resignation from the Company's Board of Directors. The resignation of Mr. McMonigle was not the result of any disagreement with the Registrant on any matter relating to the Registrant's operations, policies or practices.

Item 9.01 Financial Statements and Exhibits

(c) Exhibit 99.1: Resignation letter of Robert McMonigle, dated November 21, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

LIGHTING SCIENCE GROUP CORPORATION
(Registrant)

Date: November 23, 2005 __/s/ J. Michael Poss__________

J. Michael Poss
Executive Vice President - Legal